EXECUTION COPY




                               CUSTODIAL AGREEMENT


                                      AMONG


                        EQUICREDIT CORPORATION OF AMERICA
                        CALIFORNIA/EQUICREDIT CORPORATION
                          EQUICREDIT CORPORATION OF IN.
                          EQUICREDIT CORPORATION OF PA.
                          EQUICREDIT CORPORATION OF SC
                       EQUICREDIT CORPORATION/ALA. & MISS.


                                   ORIGINATORS

                        EQUICREDIT CORPORATION OF AMERICA

                           REPRESENTATIVE AND SERVICER

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION

                                   DEPOSITORS

                         FIRST BANK NATIONAL ASSOCIATION

                                     TRUSTEE

                                       AND

                                BANKBOSTON, N.A.

                                    CUSTODIAN


                            DATED AS OF JUNE 1, 1997


                       EQCC HOME EQUITY LOAN TRUST 1997-2

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                     ARTICLE I

                                                    DEFINITIONS

         Section 1.1.  Definitions..............................................................................  2

                                                    ARTICLE II

                                               CUSTODIAL ARRANGEMENT

         Section 2.1.  Appointment as Custodian.................................................................  2
         Section 2.2.  Maintenance of Office....................................................................  2

                                                    ARTICLE III

                                               CUSTODIAL ARRANGEMENT

         Section 3.1.  Transfer of Mortgage Loans; Delivery of
                  Documents.....................................................................................  3
         Section 3.2.  Trust Receipt and Certification..........................................................  4
         Section 3.3.  Release of Mortgage Files................................................................  4
         Section 3.4.  Purchase; Payment In Full................................................................  5
         Section 3.5.  Other Duties of Custodian................................................................  5
         Section 3.6.  Access to Records........................................................................  6
         Section 3.7.  Instructions; Authority to Act...........................................................  6

                                                    ARTICLE IV

                                     OWNERSHIP AND TRANSFER OF MORTGAGE LOANS

         Section 4.1.  Transfer of Mortgage Loans...............................................................  6
         Section 4.2.  Substitution and Purchase of Mortgage
                  Loans.........................................................................................  7
         Section 4.3.  No Service Charge for Transfer of
                  Mortgage Loans................................................................................  7
         Section 4.4.  Defeasance...............................................................................  7

                                                     ARTICLE V

                                                     CUSTODIAN

         Section 5.1.  Representations, Warranties and Covenants  of
                  Custodian.....................................................................................  8

                                                        i



                                                                                                               Page

         Section 5.2.  Charges and Expenses.....................................................................  9
         Section 5.3.  No Adverse Interests..................................................................... 10
         Section 5.4.  Inspections.............................................................................. 10
         Section 5.5.  Insurance................................................................................ 10
         Section 5.6.  Limitation of Liability.................................................................. 10
         Section 5.7.  Indemnification.......................................................................... 10
         Section 5.8.  Further Rights of Custodian.............................................................. 11

                                                    ARTICLE VI

                                             MISCELLANEOUS PROVISIONS

         Section 6.1.  Amendment................................................................................ 12
         Section 6.2.  Governing Law............................................................................ 12
         Section 6.3.  Notices.................................................................................. 12
         Section 6.4.  Severability of Provisions............................................................... 12
         Section 6.5.  No Partnership........................................................................... 13
         Section 6.6.  Termination of Agreement................................................................. 13
         Section 6.7.  Counterparts............................................................................. 13
         Section 6.8.  Assignment............................................................................... 13
         Section 6.9.  Headings................................................................................. 13
         Section 6.10.  Advice of Counsel....................................................................... 13
         Section 6.11.  Third Party Beneficiary................................................................. 13
         Section 6.12.  Resignation of Custodian................................................................ 13
         Section 6.13.  Limitation of Liability of Trustee...................................................... 14


EXHIBIT A                  Trust Receipt and Certification..................................................... A-1
EXHIBIT B                  Request for Release of Documents.................................................... B-1
EXHIBIT C                  List of Originators..................................................................C-1
EXHIBIT D                  Transfer Certificate.................................................................D-1


SCHEDULE I                 Mortgage Loan Schedule

                               CUSTODIAL AGREEMENT


                  THIS CUSTODIAL AGREEMENT is made as of June 1, 1997, by and among THE ORIGINATORS LISTED ON EXHIBIT C HERETO (collectively, the "Originators"), EQUICREDIT CORPORATION OF AMERICA, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC RECEIVABLES CORPORATION and EQCC ASSET BACKED CORPORATION (collectively, the "Depositors"), FIRST BANK NATIONAL ASSOCIATION, as Trustee under the Pooling and Servicing Agreement (the "Trustee") and BANKBOSTON, N.A., as Custodian (the "Custodian").

                                    RECITALS

                  WHEREAS, the Originators collectively are the owners of the Mortgage Loans.

                  WHEREAS, pursuant to the Transfer Agreement, each Originator will transfer its related Mortgage Loans to one of the Depositors.

                  WHEREAS, pursuant to the Pooling and Servicing Agreement, each Depositor will transfer its related Mortgage Loans acquired pursuant to the Transfer Agreement to the Trustee for the benefit of the Certificateholders.

                  WHEREAS, during such time as the Depositors or the Trustee holds the Mortgage Loans, such Person or Persons shall be referred to herein as the "Mortgage Holder," and the Custodian shall hold all Mortgage Loans as bailee of and agent for the benefit of each Depositor and the Trustee (for the benefit of the Certificateholders) during such time as such Person is a Mortgage Holder. References in this Agreement to the Mortgage Holder, when referring to transfers or possession of, or security interests in, Mortgage Loans, shall refer to Custodian, in its capacity as custodian for the benefit of such Mortgage Holder.

                  WHEREAS, in connection with the foregoing, the parties hereto desire to provide for the custody and management of the Mortgage Loans which become subject to these transfers of Mortgage Loans (each, a "Transfer").

                  WHEREAS, Custodian is a financial institution regulated by the Comptroller of the Currency of the United States.

                  WHEREAS, each Originator, each Depositor and the Trustee during such time as such Person is a Mortgage Holder desires to have Custodian
(i) hold title to the Mortgage Loans as custodian for each such party, (ii) take possession of the Mortgage Notes and the Mortgages related to the Mortgage Loans, along with certain other documents specified in this Agreement (the "Collateral"), as the custodian for, and bailee of, such Mortgage Holder in accordance with the terms and conditions of this Agreement, and (iii) endorse the Mortgage Notes to the order of the Trustee and retain possession of the Mortgage Notes and Mortgages and such other documents as custodian for and bailee of the Trustee. Custodian is willing and able to perform the duties and obligations of a custodian and bailee as set forth herein.

                  WHEREAS, Servicer will act as servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Originators, the Representative, the Servicer, the Depositors, the Trustee and Custodian hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. Certain capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings assigned them in Article I of the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Pooling and Servicing Agreement") among the Depositors and the Servicer. All references in this Agreement to Articles, Sections, Subsections and Exhibits are to the same contained in or attached to this Agreement unless otherwise specified. All terms defined in this Agreement shall have the defined meanings when used in any certificate, notice or other document made or delivered pursuant hereto unless otherwise defined therein.

                                   ARTICLE II

                              CUSTODIAL ARRANGEMENT

                  Section 2.1. Appointment as Custodian. Subject to the terms and conditions hereof, the Depositors and the Trustee (for the benefit of the Certificateholders), as their interests may appear, hereby appoint BankBoston, N.A., and BankBoston, N.A., hereby accepts such appointment, as Custodian to maintain custody of the Mortgage Files during such time as each such Person is a Mortgage Holder. The Servicer shall be liable for all of the Custodian's fees and expenses under this Agreement.

                  Section 2.2. Maintenance of Office. The Custodian agrees to maintain each Mortgage File identified in Section 2.04 of the Pooling and Servicing Agreement and Section 2.04 of the Transfer Agreement (a) initially at its office located at 7861 Bayberry Road, Jacksonville, Florida 32256 and (b) then at such of its other offices in Florida or Massachusetts as Custodian shall designate from time to time after giving the Originators, the Depositors, the Trustee and the Certificate Insurer 30 days prior written notice.

                                   ARTICLE III

                              CUSTODIAL ARRANGEMENT

                  Section 3.1. Transfer of Mortgage Loans; Delivery of Documents. Before a mortgage loan shall become a Mortgage Loan subject to this Agreement, the Originators shall deliver, or cause to be delivered, to Custodian, the Mortgage File for such Mortgage Loan referred to in Section 2.04 of the Transfer Agreement. Until the Closing Date and the occurrence

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



of the applicable initial Transfer described below, the Custodian shall hold the Mortgage Loans (including the Mortgage Files) as custodian and bailee for the Originators.

                  On the Closing Date, the Originators shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit D evidencing the Transfer by the Originators to the Depositors of the Mortgage Loans pursuant to the Transfer Agreement. Upon receipt of any such Transfer Certificate duly executed by the Originators, the Custodian shall issue to the Depositors a Trust Receipt and Certification (the "Depositors' Trust Receipt"), as described in Section 3.2 below.

                  On the Closing Date, upon receipt of the Depositors' Trust Receipt, the Depositors shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit D evidencing the Transfer by the Depositors to the Trustee (for the benefit of the Certificateholders) of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, together with the Depositor's Trust Receipt. Upon receipt of a Transfer Certificate duly executed by the Depositors and the Depositor's Trust Receipt, the Custodian shall issue to the Trustee a Trust Receipt and Certification (the "Trustee's Trust Receipt"), as described in Section 3.2 below, and shall cancel the Depositor's Trust Receipt. Promptly after delivery of the Trustee's Trust Receipt, the Custodian shall endorse the related Mortgage Notes to the Trustee in the form specified in the Pooling and Servicing Agreement and shall forward the Assignments of Mortgage to the Servicer, whereupon, the Servicer shall (a) cause the Assignments of Mortgage to be recorded in the name of the Trustee (for the benefit of the Certificateholders) in accordance with Section 2.04 of the Pooling and Servicing Agreement and (b) return the acknowledgment copies of such Assignments of Mortgage to the Custodian immediately upon the Servicer's receipt thereof.

                  Custodian hereby acknowledges receipt of the Transfer Agreement and the Pooling and Servicing Agreement. Custodian further acknowledges that, on the Closing Date and pursuant to this Agreement, the Transfer Agreement and the Pooling and Servicing Agreement, Custodian will be given possession of the Mortgage Files relating to the Mortgage Loans, each of which Mortgage Loans will be described specifically on the Mortgage Loan Schedule, a copy of which will be delivered to Custodian simultaneously with the delivery of the Mortgage Files relating thereto. On and after the Closing Date and the completion of the Transfers described above, and so long as this Agreement shall remain in effect, Custodian shall hold the Mortgage Loans and other Collateral now and hereafter, from time to time, in its custody or control as custodian for and bailee of the Trustee, as trustee for the benefit of the Certificateholders, unless and until released in accordance with the Pooling and Servicing Agreement, in which event, Custodian shall hold the Mortgage Files relating to the Mortgage Loans and other Collateral as agent, trustee and bailee for the benefit of the applicable Mortgage Holder.

                  Section 3.2. Trust Receipt and Certification. Upon delivery to Custodian of the Mortgage Files, as specified in Section 3.1, Custodian shall review the same on account of the Depositors and the Trustee in accordance with the terms of Section 2.05(a) of the Transfer Agreement and Section 2.06(a) of the Pooling and Servicing Agreement and (subject to Section 4.1 hereof) shall provide to the Originators, the Depositors and the Trustee, as the case may be, with a copy to the Certificate Insurer, a receipt indicating that (i) all the documents in the Mortgage Files required to be delivered under Section 3.1 (being the documents described in Section 2.04 of the Transfer Agreement, and Section 2.04 of the Pooling and Servicing

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



Agreement) have been delivered (subject to any exceptions noted in the related exception report referred to in such receipt) and (ii) Custodian holds such documents on behalf of the applicable Mortgage Holder pursuant to this Agreement (the "Mortgage Receipt"). Upon consummation of a Transfer in accordance with
Article IV hereof, Custodian shall, with respect to the Mortgage Loans transferred to the applicable Mortgage Holder in connection with the applicable Transfer, as described in Section 3.1 hereof, number, execute and deliver to the applicable Mortgage Holder (with a copy to the Originators and the Certificate Insurer) one or more certifications (each, a "Trust Receipt and Certification") in the form attached hereto as Exhibit A. Upon issuance of a Trust Receipt and Certification with respect to any Transfer, the Mortgage Receipt relating to such Mortgage Loans previously delivered shall be deemed cancelled with respect to such Mortgage Loans.

                  Section 3.3. Release of Mortgage Files. From time to time and as provided in the Pooling and Servicing Agreement, Custodian is hereby authorized, upon written request of Servicer in the form annexed hereto as Exhibit B, to release to Servicer the Mortgage File related to any Mortgage Loan or the specific documents identified in such request to Servicer. All documents so released to Servicer shall be held by it in trust for the benefit of the Trustee (for the benefit of the Certificateholders). Servicer shall return the Mortgage File, or such other documents which have been released to Servicer, to Custodian when Servicer's need therefor in connection with such foreclosure or repossession no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from Servicer to Custodian in the form annexed hereto as Exhibit B, the related Mortgage File shall be released by Custodian to Servicer, and Custodian shall thereupon reflect any such liquidation on the related Mortgage.

                  Section 3.4. Purchase; Payment In Full. Upon the purchase or substitution of any Mortgage Loan pursuant to Section 2.06 or 3.03 of the Pooling and Servicing Agreement or Section 2.06 or 3.03 of the Transfer
Agreement, or upon the payment in full of any Mortgage Loan, which shall be evidenced by Custodian's receipt of the request for release in the form annexed hereto as Exhibit B, Custodian shall promptly release the related Mortgage File to Servicer and the interest in such Mortgage Loan and related Mortgage File granted by the Depositors to the Trustee pursuant to the Pooling and Servicing Agreement shall terminate without any further action by the Custodian, the Originators, the Depositors or Trustee.

                  Section 3.5. Other Duties of Custodian. The Custodian shall have and perform the other following powers and duties:

                  (a) Safekeeping. To segregate the Mortgage Files from all other mortgages and mortgage notes and similar documents in its possession, to identify the Mortgage Files as being held and to hold the Mortgage Files for and on behalf of the Mortgage Holders (which, on and after the Closing Date, and after completion of the Transfers described in Section 3.1, shall be the Trustee for the benefit of the Certificateholders), to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Mortgage Files, to provide monthly a list of all Mortgage Loan Files held by it, together with a current exception report, and to provide such information as is necessary to enable the Trustee to deliver the reports and notifications required by
         Section 2.06 of the Pooling and Servicing Agreement. Custodian will promptly report to the Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                  (b) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Mortgage Files on behalf of the Mortgage Holders as may be expressly provided herein or as may be required or customary for a custodian or bailee pursuant to FNMA guidelines. In addition, Custodian shall assist the Trustee and the Servicer (at Servicer's cost) generally in the preparation of reports to holders or to regulatory bodies to the extent necessitated by Custodian's custody of the Mortgage Files.

                  Section 3.6. Access to Records. Custodian shall permit the Trustee, the Certificate Insurer and their respective duly authorized agents, attorneys or auditors and those Persons permitted access pursuant to Section
5.12 of the Pooling and Servicing Agreement to inspect the Mortgage Files and the books and records maintained by the Custodian pursuant hereto at such reasonable times as they may reasonably request, subject only to compliance with the terms of the Pooling and Servicing Agreement.

                  Section 3.7. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee and may conclusively rely on such instructions. In addition, the Custodian may conclusively rely upon any release request delivered to it in the form attached as Exhibit B hereto duly executed by the Servicer, such release form being agreed to constitute certification to the Custodian (upon which Custodian may rely) that all conditions precedent to the release of the Mortgage File have been met.

                                   ARTICLE IV

                    OWNERSHIP AND TRANSFER OF MORTGAGE LOANS

                  Section 4.1. Transfer of Mortgage Loans. The transfer of Mortgage Loans in connection with any Transfer shall occur in the following manner:


         (i) Custodian shall, promptly upon receiving a Transfer Certificate relating to the transfer of Mortgage Loans pursuant to a Transfer:

                                    (a)  Determine  whether each document in the
                  Mortgage File listed in Section 2.04 of the Transfer Agreement and Section 2.04 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed on the Mortgage Loan Schedule has been delivered to Custodian, and whether
                  Custodian   is  able  to   deliver   a   Trust   Receipt   and
                  Certification;

                                    (b) promptly advise the applicable  Mortgage
                  Holder, the Certificate Insurer, the Trustee, the applicable Originator and the applicable Depositor by telephone or by facsimile transmission if it determines that any document referred to in (a) above has not been so delivered and take no further action under this Section 4.1 until it determines that such documents have been so delivered;

                                    (c) upon  determining  that  such  documents
                  have been so delivered, Custodian shall issue and deliver to applicable Mortgage Holder the Trust Receipt and Certification in accordance with Sections 3.1 and 3.2 of this Agreement; and

                            (ii)  Custodian  shall hold the  Mortgage  Files for
         each  Mortgage   Holder  subject  to  satisfaction  of  the  conditions
         precedent with respect to the applicable Transfer.

                  Section 4.2. Substitution and Purchase of Mortgage Loans. The substitution or purchase of Mortgage Loans pursuant to Section 2.05 or Section
3.03 of the Transfer Agreement and Section 2.06 or Section 3.03 of the Pooling and Servicing Agreement shall occur in the following manner:

                             (i) On or before the date of such substitution or purchase, the Servicer shall send the Trustee notice, with a copy to Custodian, indicating the Mortgage Loans to be replaced with Qualified Substitute Mortgage Loans or to be purchased and the aggregate purchase prices and Substitution Adjustments, if any, to be paid on such date.

                            (ii) Upon receiving  written  confirmation  from the
         applicable Depositors and the Trustee on behalf of the Certificateholders that they have received the applicable purchase price, Qualified Substitute Mortgage Loans or Substitution Adjustments, Custodian shall return to the applicable party (as identified to the Custodian by the Trustee) Mortgage Files related to the Mortgage Loans purchased or substituted on such date.

                  Section 4.3. No Service Charge for Transfer of Mortgage Loans. No service charge shall be made for any transfer of Mortgage Loans, but Custodian may require payment from the Servicer of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of Mortgage Loans.

                  Section 4.4. Defeasance. When a Mortgage Loan is purchased or substituted by the Servicer, the Depositor or the applicable Originator pursuant to the terms of the Transfer Agreement and the Pooling and Servicing Agreement, the applicable Mortgage Holder's interest in such Mortgage Loan and all Collateral with respect to such Mortgage Loan shall terminate, such Mortgage Loan and related Collateral shall revert to the applicable Originator and the applicable Mortgage Holder's rights, title and interest therein shall cease, and the Trustee shall execute such instruments acknowledging termination and discharge of its interest therein as are required by applicable law.

                                    ARTICLE V

                                    CUSTODIAN

                  Section 5.1. Representations, Warranties and Covenants of Custodian. Custodian hereby represents and warrants to, and covenants with, the Originators, the Depositors, the Representative, the Servicer, the Certificate Insurer and the Trustee, that as of the date of each Trust Receipt and
Certification:

                              (i) Custodian is duly organized, validly existing and in good standing under the laws of the United States;

                             (ii) Custodian has the full power and authority to hold each Mortgage Loan (whether acting alone or through an agent), to hold title to the Mortgage Loans as custodian on behalf of the Mortgage Holders, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                            (iii) Neither the execution and delivery of this Agreement, the delivery of Mortgage Loans and assignments of Mortgages to Custodian, the issuance of the Mortgage Receipts and Trust Receipt and Certifications, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Custodian's charter or bylaws or any agreement or instrument to which Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Custodian or its property is subject; except that no representation or warranty is made as to compliance with laws and regulations, other than those of the United States, the State of
         Florida and the Commonwealth of Massachusetts, relating to qualifications, licensure or regulation of custodians of mortgage loans originated in states or commonwealths other than Florida or Massachusetts;

                             (iv) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                              (v) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened, which if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;


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



                             (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Custodian of or compliance by Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby; except that no representation or warranty is made as to consents, approvals, authorizations or orders of any courts or governmental agencies or bodies, other than those of the United States, the State of Florida and the Commonwealth of Massachusetts, relating to qualifications, licensure or regulation of custodians of mortgage loans originated in states or commonwealths other than Florida and Massachusetts; and

                            (vii) Upon written request of the Trustee or the Certificate Insurer, Custodian shall take such steps as requested by the Trustee or the Certificate Insurer to protect or maintain any interest in any Mortgaged Property and any insurance applicable thereto.

                  Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, perfection, genuineness or prior recorded status of any of the documents contained in each Mortgage File or the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

                  Section 5.2. Charges and Expenses. The Servicer will pay all fees of Custodian in connection with the performance of its duties hereunder in accordance with written agreements to be entered into from time to time between the parties hereto and Custodian, including fees and expenses of counsel incurred by Custodian in the performance of its duties hereunder; provided, however, that (i) Custodian shall in no event acquire any lien upon any Mortgage Loan deposited under this Agreement or the Transfer Agreement or the Pooling and Servicing Agreement, or any claim against any Mortgage Holder by reason of the failure of the Servicer to pay any of such charges or expenses and (ii) in the event the Servicer fails to pay the fees and expenses of Custodian as set forth in such written agreements, Custodian shall have no obligation to take actions or incur costs in connection with this Agreement unless the Servicer or another Person has made adequate provision for payment of Custodian's fees and expenses. The Servicer shall indemnify the Custodian against payment of any documentary stamp taxes, intangible taxes and other similar taxes, penalties and interest incurred in connection with the Mortgage Loans and the transactions contemplated hereby.

                  Section 5.3. No Adverse Interests. Custodian covenants and warrants to the Originators, the Depositors, the Representative, the Servicer, the Certificate Insurer, and the Trustee, that as of the date of each Trust Receipt and Certification: (i) it holds no adverse interest, by way of security or otherwise, in any Mortgage Loan; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of Custodian in or to any Mortgage Loan, other than Custodian's rights as custodian hereunder.

                  Section 5.4. Inspections. Upon reasonable prior written notice to Custodian, the Servicer, the Depositors, the Trustee, the Certificate Insurer and such Person's agents, accountants, attorneys and auditors will be permitted during normal business hours to examine

Custodian's documents, records and other papers in possession of or under the control of Custodian relating to the Mortgage Loans.

                  Section 5.5. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (1) fidelity insurance, (2) theft of documents insurance, and
(3) forgery insurance subject to deductibles and in such amounts, as is customary for custodians of this kind, and with insurance companies reasonably acceptable to the Servicer, the Trustee and the Certificate Insurer. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to the Servicer, the Trustee or the Certificate Insurer, upon request, containing the insurer's statement or endorsement that such insurance shall not terminate prior to receipt by such party, by registered mail, of 10 days advance notice thereof.

                  Section 5.6. Limitation of Liability. Custodian assumes no obligation, and shall be subject to no liability, under this Agreement, except for its negligence or willful misconduct in the performance of the obligations and duties as are specifically set forth herein. Custodian shall not be liable for any action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. Custodian may rely and shall be protected in acting upon any written notice, order, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  Section 5.7.  Indemnification.  The Servicer  hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Servicer (said approval not to be
unreasonably  withheld),   and  the  cost  of  defending  any  action,  suit  or
proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply. The Custodian agrees to indemnify, defend and hold harmless the Trustee against any liability to Certificateholders arising out of the negligence or willful misconduct of the Custodian (a) in the verification or execution of any Trust Receipt and Certification or (b) resulting in the loss of Mortgage Files in the custody of the Custodian. This indemnity shall include indemnification as to reasonable attorneys' fees and costs, whether or not suit be brought, and including such fees and costs on appeal. The Trustee shall give prompt written notice to the Custodian of any claim for which indemnity is or may be sought and shall afford to the Custodian the opportunity to defend such claim.

                  Section 5.8. Further Rights of Custodian. If the Custodian is at any time uncertain of its obligations hereunder, the Custodian, upon prior written notice to the Trustee, the Originators, the Depositors and the Servicer, may refrain from taking any action with respect to such matter until such uncertainty is removed. If conflicting demands are made on the Custodian with respect to any matter, the Trustee's demand shall control, except during the period prior to the issuance of the Trustee's Trust Receipt pursuant to Section 3.1 hereof, when the applicable Mortgage Holder's demand shall control and the Custodian shall have the right to rely on such controlling demand. The Custodian shall have the right in any such case to interplead any or all of the documents contained in the Mortgage Files in a court of competent jurisdiction and, upon delivery thereof, shall have no further obligations thereunder with respect to such documents.

                  (b) The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant or obligation of the Custodian shall be implied with respect to this Agreement or the Custodian's service hereunder. Without limiting the generality of the foregoing statement, except as specifically required herein, the Custodian shall be under no obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are complete, genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or filed in required offices or that they are other than what they purport to be on their face.

                  (c) No provision of this Agreement shall require the Custodian to spend or risk its own funds or otherwise incur financial liability in performance of its duties under this Agreement unless, pursuant to Section 5.2 hereof, adequate provision has been made for the reimbursement of the Custodian's expenses hereunder.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  Section 6.1. Amendment. This Agreement may be amended from time to time by Custodian, the Originators, the Depositors, the Representative, the Servicer and the Trustee (subject to the prior written consent of the Certificate Insurer) by written agreement signed by such parties.

                  Section 6.2. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK GOVERNING AGREEMENTS MADE AND TO BE PERFORMED THEREIN, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 6.3. Notices. All demands, notices and communication hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer, each Originator and the Representative, EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505, Attention: General Counsel, (ii) in the case of each Depositor, c/o EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505,
Attention: General Counsel, (iii) in the case of the Trustee, First Bank National Association, c/o First Trust National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: EquiCredit Funding Trust 1997-A, (iv) in the case of the Custodian, BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110, Attention: Mail Stop 01-1B-06 and (v) in the case of the Certificate Insurer and the Rating Agencies, at their respective addresses set forth in the Pooling and Servicing Agreement, and, in each such case, at such other addresses as may hereafter be furnished to each party hereto in writing.

                  Section 6.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 6.5. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between Custodian and the other parties hereto.

                  Section 6.6. Termination of Agreement. This Agreement shall be terminated upon termination of the Pooling and Servicing Agreement or at the option of Trustee on 30 days written notice to Custodian, the Depositors and the Originators. Concurrently with, or as soon as practicable after, the termination of this Agreement, Custodian shall redeliver the Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, Custodian and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement, as such interpretation may in their opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

                  Section 6.7.   Counterparts.   This Agreement may be executed
simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 6.8. Assignment. No party hereto shall sell, pledge, assign or otherwise transfer this Agreement without the prior written consent of the other parties hereto.

                  Section 6.9. Headings. Section headings are for reference purposes only and shall not be construed as a part of this Agreement.

                  Section 6.10. Advice of Counsel. Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of application Federal or State law. This paragraph shall not negate Custodian's obligations under Section 5.7.

                  Section 6.11. Third Party Beneficiary. The Certificate Insurer is an intended third party beneficiary of this Agreement.

                  Section 6.12. Resignation of Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 90 days' prior written notice to the Servicer and the Trustee.
The Custodian may be removed at any time at the written request of the Trustee or the Servicer. In the event of such resignation or removal, the Servicer shall promptly appoint a successor custodian acceptable to the Trustee and the Certificate Insurer (which approvals shall not be unreasonably withheld). If the Servicer fails to appoint a successor custodian within 30 days, the Trustee shall appoint a successor custodian. In no event shall the resignation of the Custodian be effective until a successor custodian is duly appointed hereunder. If a successor Custodian has not been appointed and/or has not accepted appointment within 90 days after giving notice of such resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Servicer, the Custodian and the successor custodian. The Servicer shall notify S&P and Moody's of any such resignation or removal and the appointment of a successor custodian.

                           (b)  In the event of any resignation, the Custodian
shall promptly transfer to the successor custodian (or to the Trustee if no successor custodian has been appointed) all of the Mortgage Files in its possession under this Agreement and take such other action as may be reasonably requested by the Servicer or Trustee to effect the transfer of the Custodian's Mortgage Files to the successor custodian, which shall provide a written receipt for all such transferred documents and instruments. On completion of such transfer, the Custodian shall be relieved of all further responsibilities and obligations hereunder.

                  Section   6.13.    Limitation   of   Liability   of   Trustee.
Notwithstanding anything contained herein to the contrary, this Agreement has been executed by First Bank National Association, not in its individual capacity but solely in its capacity as Trustee, and in no event shall First Bank National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Depositors hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Depositors.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                    ORIGINATORS


                                    EQUICREDIT CORPORATION OF AMERICA
                                    CALIFORNIA/EQUICREDIT CORPORATION
                                    EQUICREDIT CORPORATION OF IN.
                                    EQUICREDIT CORPORATION OF PA.
                                    EQUICREDIT CORPORATION OF SC.
                                    EQUICREDIT CORPORATION/ALA. & MISS.


                                    By:_______________________________
                                       Name:       Terence G. Vane, Jr.
                                       Title:      Vice President



                                    EQUICREDIT CORPORATION OF AMERICA,
                                     as Representative and Servicer

                                    By:_______________________________
                                       Name:       Terence G. Vane, Jr.
                                       Title:     Senior Vice President


                                    DEPOSITORS

                                    EQCC RECEIVABLES CORPORATION
                                    EQCC ASSET BACKED CORPORATION


                                    By:_______________________________
                                       Name:       Terence G. Vane, Jr.
                                       Title:      Vice President

                                    TRUSTEE

                                    FIRST BANK NATIONAL ASSOCIATION,
                                     as Trustee


                                    By:_______________________________
                                       Name:        David S. Vick
                                       Title:       Vice President


                                    CUSTODIAN

                                    BANKBOSTON, N.A.,
                                     as Custodian


                                    By:_______________________________
                                       Name:  Maureen B. Ekblom
                                       Title: Manager Real Estate Custody

                                                                       EXHIBIT A


                         TRUST RECEIPT AND CERTIFICATION

                                                       Trust Receipt No._____
                                                       Aggregate Outstanding
                                                       Principal Amount:________

                                                   June 1, 1997


To:      [DEPOSITOR]
         [TRUSTEE]


     Re: Custodial Agreement, dated as of June 1, 1997 (the "Custodial Agreement"), by and among the Originators listed on Exhibit C thereto (collectively, the "Originators") Equicredit Corporation of America, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Depositors"), First Bank National Association, as Trustee (the "Trustee") and BankBoston, N.A., as Custodian (the "Custodian")

Gentlemen:

     In accordance with the provisions of Section 3.2 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received all of the items listed in Section 3.1 of the Custodial Agreement with respect to each Mortgage Loan identified on the Mortgage Loan Schedule (the "Mortgage Loan Schedule") attached hereto dated as of _______, 199_. Custodian confirms that the Mortgage Loan number in each Mortgage File conforms to the respective Mortgage Loan number listed on the Mortgage Loan Schedule and that the "Aggregate Outstanding Principal Amount" set forth above corresponds to like information contained on the Mortgage Loan Schedule. Any exceptions or deficiencies in a Mortgage File which are required by the Custodial Agreement to be reported are set forth in the Master Exception Report dated _________ , 199_ and made a part hereof. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodial Agreement.

     Custodian further certifies that as to each Mortgage Loan, Custodian holds the Mortgage Loan in its name as custodian for the benefit of [the Depositor] [the Trustee], without written notice (a) of any adverse claims, liens or encumbrances, (b) that any Mortgage Loan was overdue or has been dishonored, (c) of evidence on the face of any Mortgage Loan or other document in the Mortgage File of any security interest therein, or (d) of any defense against or claim to the Mortgage Loan by any other party.

     Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, genuineness or prior recorded status of any of the documents contained in each Mortgage File or the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

     Custodian confirms that it holds each Mortgage Loan and the other documents in the related Mortgage File for the benefit of [the Depositor][the Trustee] and its transferees from time to time. Custodian hereby acknowledges and agrees that it is holding such Mortgage Loans now and hereafter, from time to time, in its custody or control as agent and bailee for the [Depositor][the Trustee], if the transfer of Mortgage Loans is deemed not to be an absolute transfer of such Mortgage Loans, subject to the continuing pledge and security interest granted by [Originator][Depositor] to [the Depositor][the Trustee] under the [Transfer Agreement] [Pooling and Servicing Agreement].

     Upon repurchase or substitution of the Mortgage Loans to which this Trust Receipt and Certification relates and payment of the applicable repurchase price, the Mortgage Loans to which this Trust Receipt and Certification relates shall be returned and released by Custodian to [Depositor][the Trustee], and this Trust Receipt and Certification shall be and be deemed to be canceled by Custodian and of no force and effect.

                                   ------------------------
                                   ----------------,
                                     as Custodian


                                   By_______________________
                                     Name:
                                     Title:

                                                                       EXHIBIT B


                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [DATE]


To:  [Custodian]

     Re: Custodial Agreement, dated as of June 1, 1997, by and among the Originators listed on Exhibit C thereto (collectively, the "Originators"), Equicredit Corporation of America, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Depositors"), First Bank National Association, as Trustee (the "Trustee") and BankBoston, N.A., as Custodian (the "Custodian")

     In connection with the administration of the Mortgage Loans held by you as Custodian under the above-referenced Custodial Agreement, [_________], on behalf of [________], requests the release, and acknowledges receipt, of the following for the Mortgage Loan described below, for the reason indicated:

A. Documents Released

         _____ 1.          Mortgage Note

         _____ 2.          Mortgage

         _____ 3.          Assignment of Mortgage

         _____ 4.          Other documents:_______________________
                           =======================================
                           ---------------------------------------

B.       Mortgagor's Name, Address & Zip Code:


C.       Mortgage Loan Number:


D.       Reason for Requesting Documents (check one)

         _____ 1.          Mortgage Loan Paid in Full.

         _____ 2.          Mortgage Loan in Foreclosure.

         _____ 3.          Mortgage Loan Substituted.

         _____ 4. Other Liquidation (Mortgage Loan in Bankruptcy, Repurchase, Rescission).

         _____ 5.          Non Liquidation (Other, explain)

                           --------------------------------------------

                           --------------------------------------------

          If box 1, 3 or 4 above is checked, and if all or part of Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 2 or 5 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

          The Servicer hereby certifies that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 of the Pooling and Servicing Agreement dated June 1, 1997, have been or will be so deposited.

                                   EQUICREDIT CORPORATION OF AMERICA,
                                   as Representative and Servicer



                                   By__________________________
                                     Name:
                                     Title:
                                     Date:



                                   [--------------------------]



                                    By__________________________
                                      Name:
                                      Title:
                                      Date:

Documents returned to Custodian:

-----------------------------------------
  as Custodian


By____________________________
  Name:
  Title:
  Date:

                                                                       EXHIBIT C





                                   ORIGINATORS



                        EQUICREDIT CORPORATION OF AMERICA
                        CALIFORNIA/EQUICREDIT CORPORATION
                          EQUICREDIT CORPORATION OF IN.
                          EQUICREDIT CORPORATION OF PA.
                          EQUICREDIT CORPORATION OF SC
                       EQUICREDIT CORPORATION/ALA. & MISS.

                                                                       EXHIBIT D


                              Transfer Certificate


                                                                          [Date]

BANKBOSTON, N.A.
  as Custodian under the
  Custodial Agreement (defined below)
100 Federal Street
Boston, Massachusetts  02110

     RE: Custodial Agreement, dated as of June 1, 1997 (the "Custodial Agreement"), by and among the Originators listed in Exhibit C thereto (collectively, the "Originators"), Equicredit Corporation of America, as Representative (the "Representative") and as Servicer (the "Servicer"), EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Depositors"), First Bank National Association, as Trustee (the "Trustee") and BankBoston, N.A., as Custodian (the "Custodian")

To whom it may concern:

     Pursuant to Section 3.1 of the above-referenced Custodial Agreement (capitalized terms used herein but not otherwise defined shall have the same meanings assigned to such terms in the Custodial Agreement), we hereby advise you of the Transfer by the undersigned to [Depositor][the Trustee] of the Mortgage Loans identified on the Mortgage Loan Schedule[s] attached [hereto] [to the [Depositor's Trust Receipt[s]] with respect to the undersigned which we are delivering to you for cancellation]. You are instructed to deliver to [Depositor][the Trustee] a [Depositor's] [Trustee's] Trust Receipt evidencing [such Depositor's] [the Trustee's] interest in these Mortgage Loans.

                                          Very truly yours,

                                          [--------------------------------]


                                           By________________________________
                                             Name:
                                             Title:

                                                                      SCHEDULE I


                             MORTGAGE LOAN SCHEDULE

             (See Exhibit D to the Pooling and Servicing Agreement)